UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2007

OSI RESTAURANT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 25, 2007, OSI Restaurant Partners, Inc. (the “Company”) issued a press release announcing that at a special meeting of stockholders held on that day, the Company’s stockholders voted to adjourn the meeting to consider the adoption of the Agreement and Plan of Merger, dated as of November 5, 2006, among OSI, Kangaroo Holdings, Inc. and Kangaroo Acquisition, Inc., as amended by the Amendment to Agreement and Plan of Merger, dated May 21, 2007. The special meeting of stockholders is scheduled to reconvene on June 5, 2007, at 11:00 a.m., Eastern Daylight Time, at A La Carte Event Pavilion, 4050-B Dana Shores Drive, Tampa, Florida 33634. The polls will remain open during the adjournment. The record date for stockholders entitled to vote at the special meeting remains March 28, 2007. A copy of the release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.

99.1	OSI Restaurant Partners, Inc. release dated May 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI RESTAURANT PARTNERS, INC.
(Registrant)

Date: May 30, 2007	By:	/s/ Dirk A. Montgomery
Dirk A. Montgomery
Chief Financial Officer